Exhibit 10.5

Execution Copy

SUPPLEMENTAL AGREEMENT TO THE INTERCREDITOR COLLATERAL AGREEMENT

THIS SUPPLEMENTAL AGREEMENT TO THE INTERCREDITOR COLLATERAL AGREEMENT is made as of January 20, 2009 (this “Supplemental Agreement”), by and among CONTAINER LEASING INTERNATIONAL, LLC (D/B/A CARLISLE LEASING INTERNATIONAL, LLC), a limited liability company organized and existing under the laws of the State of New York (acting in its capacity as a Managed Equipment Owner and as manager of certain Containers, together with its successors and permitted assigns, the “Manager” or “CLI”), GL Finance I Ltd. (“New Party A”), GL Finance II Ltd. (“New Party B”) and ING Bank, N.V., as agent (“New Party C”) (each of New Party A, New Party B and New Party C individually a “New Party” and collectively the “New Parties”).  Capitalized terms not herein defined shall have the respective meanings set forth in the Second Amended and Restated Intercreditor Collateral Agreement, dated as of October 26, 2001, as amended and restated as of January 29, 2004 and as further amended and restated as of August 24, 2006, among CLI, CLI Funding, the Revolver Agent, the Collateral Agent and various other persons from time to time parties thereto (the “Agreement”).

RECITALS

WHEREAS, Section 11(b) of the Agreement contemplates that “Managed Equipment Owners” and “Managed Equipment Lenders” (as such terms are defined in the Agreement) not initially parties to the Agreement shall be entitled to participate in the Agreement, as it may from time to time be amended or supplemented, by executing a Supplemental Agreement accepting the terms of the Agreement, as amended and supplemented to the date of such execution, upon written approval of the Manager, but without further authorization or approval of the other parties to the Agreement, provided certain conditions set forth therein have been met.

WHEREAS, New Party A and New Party B are willing to participate in the Agreement as Managed Equipment Owners upon the terms and conditions set forth herein, and New Party C is willing to participate in the Agreement as a Managed Equipment Lender upon the terms and conditions set forth herein, and the Manager is willing to give its written approval to such participations.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.             Each New Party hereby accepts each of the terms of the Agreement, as amended and supplemented to the date of the execution of this Supplemental Agreement.

2.             The Manager hereby approves of the participation in the Agreement by each New Party. The Manager further hereby agrees that each of New Party A and New Party B shall constitute a Managed Equipment Owner as such term is defined in the Agreement and that New Party C shall constitute a Managed Equipment Lender as such term is defined in the Agreement.

3.             (a)           Each of the New Parties hereby acknowledges and agrees for the benefit of (i) the Trustee, (ii) the Revolver Agent and (iii) the Other Lenders (as defined in the Agreement) and their successors and assigns that any and all security interests, liens, rights and interests of such New Party, whether now or hereafter arising and howsoever existing, in or on any or all of the Collateral owned by other Managed Equipment Owners and pledged to other Managed Equipment Lenders shall be and hereby are released and terminated.  No New Party shall have any right to take any action with respect to such Collateral, whether by judicial or non judicial foreclosure, the seeking of the appointment of a receiver for any portion of such party’s assets or otherwise, or to take possession of any of such Collateral.  In the event any payment or distribution to any New Party is made from any of such Collateral, or any proceeds thereof, upon or with respect to any of the indebtedness owing to such New Party prior to the payment of (i) the CLI Obligations, (ii) the CLI Funding Obligations, or (iii) the Other Lenders’ Obligations in full in cash and the termination of all directly related financing arrangements, such New Party shall receive and hold the same in trust for the benefit of the other Managed Equipment Lenders, and shall forthwith deliver the same to the Collateral Agent for the benefit of the applicable Managed Equipment Lender, in precisely the form received (except for the endorsement of such New Party) for application against the CLI Obligations, the CLI Funding Obligations or the Other Lenders’ Obligations, as applicable, whether due or not due, and, until so delivered, the same shall be held in trust by such New Party as the property of the Collateral Agent for the benefit of the applicable Managed Equipment Lenders.

(b)           To the extent that any additional Managed Equipment Owner(s) and/or Managed Equipment Lender(s) become a party to the Agreement in accordance with the provisions of Section 11(b) thereof, then each New Party will be deemed to have disclaimed any interest in the Containers owned by such additional Managed Equipment Owner(s) and/or pledged to such additional Managed Equipment Lender(s). To the extent that any payment or distribution is made to a New Party from the Containers owned by any such additional Managed Equipment Owner(s), such New Party shall receive and hold the same in trust for the benefit of such Managed Equipment Owner(s) and related Managed Equipment Lender(s) and shall forthwith deliver the same to the appropriate Managed Equipment Owner(s) (or as a court of competent jurisdiction may otherwise direct).

4.             Each New Party hereby agrees to be added as a party to any Blocked Account Control Agreement, substantially in the form of Exhibit D to the Agreement, that may be delivered pursuant to the Agreement.  Furthermore, the execution and delivery by each New Party of its counterpart signature page to this Supplemental Agreement shall evidence its automatic accession and agreement to such Blocked Account Control Agreement referred to in the immediately preceding sentence.

5.             The Required Managed Equipment Lenders are, with respect to the Term Loan Agreement, dated as of January 20, 2009, among New Party A, New Party C and the lenders party thereto (as amended, restated, or otherwise modified from time to time, the “GLFI Credit Agreement”), as of any date, the “Required Lenders” (as such term is

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defined in the GLFI Credit Agreement).  The Required Managed Equipment Lenders are, with respect to the Term Loan Agreement, dated as of January 20, 2009, among New Party B, New Party C and the lenders party thereto (as amended, restated, or otherwise modified from time to time, the “GLFII Credit Agreement”), as of any date, the “Required Lenders” (as such term is defined in the GLFII Credit Agreement).

6.             For purposes of Section 12.9 of the Agreement, the address of New Party A is Canon’s Court, 22 Victoria Street, P.O. Box HM 1179, Hamilton HM EX, Bermuda, the address of New Party B is Canon’s Court, 22 Victoria Street, P.O. Box HM 1179, Hamilton HM EX, Bermuda and the address of New Party C is Bijlmerplein 888, 1102 MG Amsterdam, The Netherlands.  Notice of change of such addresses shall be made pursuant to said Section 12.9.

7.             This instrument may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original; but all such counterparts shall together constitute only one and the same instrument.

8.             This Supplemental Agreement shall be construed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law, and the rights, obligations and remedies of the parties hereto shall be determined in accordance with the laws of the State of New York.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to the Intercreditor Collateral Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CONTAINER LEASING INTERNATIONAL, LLC,
in its capacity as a Managed Equipment
Owner and manager of certain Containers

By:	/s/ Joseph Kwok
Name: Joseph Kwok
Title:

Signature Page to

Supplement to Intercreditor

January 2009

GL Finance I Ltd.,
in its individual capacity as a Managed Equipment Owner

By:	/s/ Alexander Szewald
	Name:	Alexander Szewald
	Title:	Director

GL Finance II Ltd.,
in its individual capacity as a Managed Equipment Owner

By:	/s/ Alexander Szewald
	Name:	Alexander Szewald
	Title:	Director

Signature Page to

Supplement to Intercreditor

January 2009

ING BANK N.V.,
in its individual capacity as a Managed Equipment Lender

By:	/s/ Mark Bekker
	Name:	Mark Bekker
	Title:	Director

By:	/s/ J.O.E. Kollmann
	Name:	J.O.E. Kollmann
	Title:	Managing Director

Signature Page to

Supplement to Intercreditor

January 2009